Exhibit 10.6
FORM OF
ev3 INC. SECOND AMENDED AND RESTATED
2005 INCENTIVE STOCK PLAN
STOCK GRANT CERTIFICATE
(Talent Acquisition, Special Recognition or Performance Recognition Grant)
(Grade 6 or Higher)
This Stock Grant Certificate evidences a Stock Grant made pursuant to the ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan (the “Plan”) of [                    ] shares of restricted Stock to [                    ], who shall be referred to as “Grantee”. This Stock Grant is granted effective as of [                    ], which shall be referred to as the “Grant Date.”

ev3 INC.
By:
Name:
Title:

TERMS AND CONDITIONS
     § 1. Plan and Stock Grant Certificate. This Stock Grant is subject to all of the terms and conditions set forth in this Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Stock Grant Certificate shall have the same meaning in this Stock Grant Certificate as in the Plan. A copy of the Plan will be made available to Grantee upon written request to the corporate Secretary of the Company, as further described in § 12.
     § 2. Stockholder Status. Grantee shall have the right under this Stock Grant to receive cash dividends on all of the shares of Stock subject to this Stock Grant and to vote such shares until Grantee’s right to such shares is forfeited. If Grantee forfeits any shares under § 3, Grantee shall at the same time forfeit Grantee’s right to vote such shares and to receive cash dividends paid with respect to such shares. Any Stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under § 3 shall be held by the Company, and Grantee’s rights to receive such dividends or other property shall be forfeited or shall be nonforfeitable at the same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable. Except for the rights to receive cash dividends and vote the shares of Stock subject to this Stock Grant which are described in this § 2, Grantee shall have no rights as a Stockholder with respect to such shares of Stock until Grantee’s interest in such shares has become nonforfeitable.
     § 3. Vesting and Forfeiture.
(a)	Vesting. Subject to § 3(b), Grantee’s interest in the Stock subject to this Stock Grant shall become nonforfeitable as follows:
(1)	Grantee’s interest in [ ] of the shares of Stock subject to this Stock Grant shall become nonforfeitable on November 15, 20___, so long as Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through such date;

(2)	Grantee’s interest in an additional [ ] of the shares of Stock subject to this Stock Grant shall become nonforfeitable on November 15, 20___, so long as Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through such date;

(3)	Grantee’s interest in an additional [ ] of the shares of Stock subject to this Stock Grant shall become nonforfeitable on November 15, 20___, so long as Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through such date; and

(4)	Grantee’s interest in all remaining shares of Stock subject to this Stock Grant shall become nonforfeitable on November 15, 20___, so long as Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through such date.
(b)	Forfeiture. If Grantee’s continuous service relationship (including service as an employee and as a consultant) with the Company and its Affiliates terminates for any reason whatsoever before his or her interest in all of the shares of Stock subject to this Stock Grant have become nonforfeitable under § 3(a), then he or she shall (except as provided in § 14 of the Plan) forfeit all of the shares of Stock subject to this Stock Grant except those shares in which he or she has (pursuant to § 3(a)) a nonforfeitable interest on the date Grantee’s service relationship with the Company and its Affiliates so terminates.

     § 4. Issuance of Shares. The Company shall issue the shares of Stock subject to this Stock Grant in book entry. The Secretary of the Company shall direct the Company’s transfer agent not to honor any requests by the Grantee to transfer the shares of Stock subject to this Stock Grant or to issue a physical stock certificate representing such shares and any distributions made with respect to such shares (other than ordinary cash dividends) until such time as Grantee’s interest in such shares has become nonforfeitable. As soon as practicable after each date as of which Grantee’s interest in any shares becomes nonforfeitable under § 3(a), the Company shall direct the Company’s transfer agent to honor any requests thereafter by the Grantee to transfer the shares in which his or her interest has become nonforfeitable on such date (together with any distributions made with respect to such shares that have been held by the Company) or to issue a physical stock certificate representing such shares. If shares are forfeited under § 3(a), the shares (together with any distributions made with respect to the shares that have been held by the Company) automatically shall revert back to the Company.
     § 5. Nontransferable. No rights granted under this Stock Grant Certificate shall be transferable by Grantee other than by will or by the laws of descent and distribution.
     § 6. Other Laws. The Company shall have the right to refuse to transfer shares of Stock subject to this Stock Grant to Grantee if the Company acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.
     § 7. Taxes.
(a)	Generally. Grantee is ultimately liable and responsible for all U.S. federal income and other taxes, including any state, local or non-U.S. income or employment tax obligation, that may be owed by Grantee in connection with this Stock Grant and the underlying shares of Stock, regardless of any action the Company or any of its Subsidiaries takes or any transaction pursuant to this § 7 with respect to any tax withholding obligations that arise in connection with this Stock Grant. As a condition and term of this Stock Grant, no election under Section 83(b) of the Code may be made by Grantee or any other person with respect to all or any portion of this Stock Grant. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance and vesting of this Stock Grant or the subsequent sale of any of the shares of Stock underlying this Stock Grant that vest. The Company does not commit and is under no obligation to structure this Stock Grant to reduce or eliminate Grantee’s tax liability.

(b)	Payment of Withholding Taxes. Grantee will be subject to U.S. federal and state income and other tax withholding requirements on one or more dates (generally, the date or dates that shares of Stock underlying this Stock Grant vest or become nonforfeitable pursuant to § 3(a) of this Stock Grant) determined by applicable law (any such date, the “Taxable Date”). Grantee will be solely responsible for the payment of all U.S. federal income and other taxes, including any state, local or non-U.S. income or employment tax obligation that may be related to this Stock Grant and the underlying shares of Stock, including any such taxes that are required to be withheld and paid over to the applicable tax authorities (each such instance, a “Tax Withholding Obligation”). Grantee will be responsible for the satisfaction of each such Tax Withholding Obligation in a manner acceptable to the Company in its sole discretion. [Note: If date of grant of this Stock Grant is during a quarterly or other blackout period or if Grantee is in possession of material nonpublic information at time of grant, delete clauses (1) through (3) below and insert the following language. Otherwise, delete the following bracketed sentence] [Grantee’s acceptance of this Stock Grant constitutes Grantee’s agreement to execute and deliver to the Company a Tax Withholding Payment Authorization in substantially the form attached as Exhibit A to this Stock Grant. In the event Grantee has not executed and delivered to the Company the Tax Withholding Payment Authorization prior a Taxable Date, Grantee by acceptance of this Stock Grant authorizes the Company to withhold from the shares of Stock underlying this Stock Grant the whole number of shares of Stock with a value equal to the Fair Market Value of the shares of Stock on such Taxable Date or the first trading day before the Taxable Date, sufficient to satisfy the applicable Tax Withholding Obligation. Grantee acknowledges by acceptance of this Stock Grant that the withheld shares of Stock may not be sufficient to satisfy Grantee’s Tax Withholding Obligation. Accordingly, Grantee agrees by acceptance of this Stock Grant to pay to the Company as soon as practicable (immediately, if the Grantee is an executive officer of the Company), including through payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of shares of Stock described above.]
(1)	By Sale of Shares. Grantee’s acceptance of this Stock Grant constitutes Grantee’s instructions and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on Grantee’s behalf a whole number of shares of Stock from those shares of Stock underlying the Stock Grant as indicated below in clauses (a) through (d) or as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy each applicable Tax Withholding Obligation, and to transfer that amount of proceeds from the sale of such shares of Stock as is sufficient to satisfy each applicable Tax Withholding Obligation from Grantee’s securities account established with the Company’s designated brokerage service provider for its Stock Grants to any account held in the name of the Company. Prior to any such sales of Stock by the brokerage firm on behalf of Grantee, the Company will communicate to such brokerage firm the amount of cash proceeds that must be generated by such sales of Stock to satisfy the applicable Tax Withholding Obligation. Such shares of Stock (and any additional shares as indicated in clauses (a) through (d) below), will be sold automatically by the brokerage firm on behalf of Grantee on each Taxable Date or as soon thereafter as practicable in accordance with Grantee’s instructions hereby to sell such shares. Grantee will be responsible for all brokers’ fees and other costs of sale, which fees and costs may be deducted from the proceeds of such sales of shares of Stock, and Grantee agrees to indemnify and hold the Company and any brokerage firm selling such shares of Stock harmless from any losses, costs, damages or expenses relating to such sales. Grantee covenants to execute any such documents as are requested by any brokerage firm selling such shares and payment of the tax obligations to the Company. To the extent the proceeds of such sales exceed Grantee’s Tax Withholding Obligation at any given time, such excess cash will be deposited into Grantee’s securities account established with the Company’s designated brokerage firm. Such shares of Stock will be sold through the Company’s designated brokerage firm at market prices; however the price Grantee receives will reflect a weighted average sales price based on the sales price of shares of Stock on behalf of Grantee and others for whom the designated brokerage firm may be selling shares on the relevant day(s), and Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sales at any particular price, and that the proceeds of such sales may not be sufficient to satisfy Grantee’s Tax Withholding Obligation. Accordingly, Grantee agrees to pay to the Company as soon as practicable (immediately, if the Grantee is an executive officer of the Company), including through payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sales of shares of Stock described below. Unless otherwise authorized by the Company in its sole discretion, the sales of shares of Stock on behalf of Grantee and in accordance with Grantee’s instructions hereby will be the primary method used by the Company to satisfy each applicable Tax Withholding Obligation. By acceptance of this Stock Grant, Grantee:
(a)	hereby instructs the Company’s designated brokerage firm to sell on Grantee’s behalf on [Insert first vesting date] (or as soon thereafter as reasonably practicable):

Instructions to Grantee: Check one of the three boxes below and insert either a percentage or a fixed number of shares if you check one of the first two boxes below.

Percentage of Underlying Vested Shares:

☐ ___% of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above (rounded up to a whole number of shares); provided, however, that if such percentage represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Fixed Number of Underlying Vested Shares:

☐ of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above; provided, however, that if such number of shares represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Minimum Number of Underlying Vested Shares As Determined by the Company:

☐ That number of whole number of shares of Stock from those shares of Stock underlying the Stock Grant as the Company determines to be appropriate as evident by the Company’s instructions to the brokerage firm of the amount of cash proceeds that must be generated by such sales of Stock to satisfy the applicable Tax Withholding Obligation.

(b)	hereby instructs the Company’s designated brokerage firm to sell on Grantee’s behalf on [Insert second vesting date] (or as soon thereafter as reasonably practicable):

Instructions to Grantee: Check one of the three boxes below and insert either a percentage or a fixed number of shares if you check one of the first two boxes below.

Percentage of Underlying Vested Shares:

☐ ___% of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above (rounded up to a whole number of shares); provided, however, that if such percentage represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Fixed Number of Underlying Vested Shares:

☐ of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above; provided, however, that if such number of shares represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Minimum Number of Underlying Vested Shares As Determined by the Company:

☐ That number of whole number of shares of Stock from those shares of Stock underlying the

Stock Grant as the Company determines to be appropriate as evident by the Company’s instructions to the brokerage firm of the amount of cash proceeds that must be generated by such sales of Stock to satisfy the applicable Tax Withholding Obligation.

(c)	hereby instructs the Company’s designated brokerage firm to sell on Grantee’s behalf on [Insert third vesting date] (or as soon thereafter as reasonably practicable):

Instructions to Grantee: Check one of the three boxes below and insert either a percentage or a fixed number of shares if you check one of the first two boxes below.

Percentage of Underlying Vested Shares:

☐ ___% of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above (rounded up to a whole number of shares); provided, however, that if such percentage represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Fixed Number of Underlying Vested Shares:

☐ of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above; provided, however, that if such number of shares represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Minimum Number of Underlying Vested Shares As Determined by the Company:

☐ That number of whole number of shares of Stock from those shares of Stock underlying the Stock Grant as the Company determines to be appropriate as evident by the Company’s instructions to the brokerage firm of the amount of cash proceeds that must be generated by such sales of Stock to satisfy the applicable Tax Withholding Obligation.

(d)	hereby instructs the Company’s designated brokerage firm to sell on Grantee’s behalf on [Insert fourth vesting date] (or as soon thereafter as reasonably practicable):

Instructions to Grantee: Check one of the three boxes below and insert either a percentage or a fixed number of shares if you check one of the first two boxes below.

Percentage of Underlying Vested Shares:

☐ ___% of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above (rounded up to a whole number of shares); provided, however, that if such percentage represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Fixed Number of Underlying Vested Shares:

☐ of the shares of Stock underlying the Stock Grant and vesting as of the vesting date indicated above; provided, however, that if such number of shares represents less than that number of shares as the Company determines to be appropriate to generate sufficient cash proceeds to satisfy the applicable Tax Withholding Obligation, the Company’s designated brokerage firm shall sell such higher number of shares as determined by the Company to be appropriate.

Minimum Number of Underlying Vested Shares As Determined by the Company:

☐ That number of whole number of shares of Stock from those shares of Stock underlying the Stock Grant as the Company determines to be appropriate as evident by the Company’s instructions to the brokerage firm of the amount of cash proceeds that must be generated by such sales of Stock to satisfy the applicable Tax Withholding Obligation.
Grantee acknowledges by acceptance of this Stock Grant that its instructions pursuant to this § 7(b)(1) to sell shares of Stock underlying this Stock Grant to satisfy each and every applicable Tax Withholding Obligation are intended to and shall constitute that number of separate trading instructions in compliance with the requirements of Rule 10b5-1(c)(1)(i)(A)(2) under the Securities Exchange Act of 1934, as amended, as the number of separate applicable Tax Withholding Obligations hereunder, and shall be interpreted to comply with the requirements of Rule 10b5-1(c).

Grantee acknowledges by acceptance of this Stock Grant that Grantee is not aware of any material nonpublic information with respect to the Company or any securities of the Company as of the date of Grantee’s acceptance of this Stock Grant and as of Grantee’s instructions hereby to sell shares of Stock underlying this Stock Grant to satisfy each and every applicable Tax Withholding Obligation pursuant to Rule 10b5-1(c)(1)(i)(A)(2).

(2)	By Share Withholding. If so elected in the sole discretion of the Company, then in lieu of any market sale pursuant to § 7(b)(1) Grantee by acceptance of this Stock Grant authorizes the Company to withhold from the shares of Stock underlying this Stock Grant the whole number of shares of Stock with a value equal to the Fair Market Value of the shares of Stock on the Taxable Date or the first trading day before the Taxable Date, sufficient to satisfy the applicable Tax Withholding Obligation. Grantee acknowledges that if the Company elects to withhold shares pursuant to this § 7(b)(2) in lieu of any market sale pursuant to § 7(b)(1)(a), (b), (c) or (d), as the case may be, the maximum number of shares to be withheld by the Company will be that number of whole shares of Stock with a value equal to the Fair Market Value of the shares of Stock on the taxable Date or the first trading day before the Taxable Date sufficient to satisfy the applicable Tax Withholding Obligation and that any additional shares Grantee may have previously instructed the Company’s designated brokerage firm to sell pursuant to § 7(b)(1)(a), (b), (c) or (d), as the case may be, will not be sold or withheld by the Company. Grantee acknowledges by acceptance of this Stock Grant that any withheld shares of Stock pursuant to this § 7(b)(2) may not be sufficient to satisfy Grantee’s Tax Withholding Obligation. Accordingly, Grantee agrees by acceptance of this Stock Grant to pay to the Company as soon as practicable (immediately, if the Grantee is an executive officer of the Company), including through payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of shares of Stock described above.

(3)	By Check, Wire Transfer or Other Means. At any time not more than twenty (20) business days and not less than five (5) business days before any Tax Withholding Obligation arises, Grantee may elect to terminate one or more of Grantee’s instructions pursuant to § 7(b)(1)(a), (b), (c) and/or (d) to sell shares of Stock to satisfy such Tax Withholding Obligation and to satisfy such Tax Withholding Obligation by delivering to the Company an amount the Company determines is sufficient to satisfy such Tax Withholding Obligation by wire transfer to such account as the Company may direct, delivery of a check payable to the Company at the Company’s principal executive officers (Attention: Stock Administration) or such other means as the Company may establish or permit. Any such election by Grantee to satisfy any Tax Withholding Obligation by wire transfer, delivery of a check or such other means will constitute a termination of Grantee’s instruction pursuant to § 7(b)(1)(a), (b), (c) or (d) above with respect to that particular Tax Withholding Obligation only and will not affect Grantee’s instructions pursuant to § 7(b)(1)(a), (b), (c) or (d), as the case may be, above with respect to future Tax Withholding Obligations. If Grantee does not satisfy such Tax Withholding Obligation by delivering to the Company an amount the Company determines is sufficient to satisfy such Tax Withholding Obligation by wire transfer, delivery of a check or such other means as the Company has permitted, the Company in its sole discretion may withhold pursuant to § 7(b)(2) above from the shares of Stock underlying this Stock Grant such number of whole shares of Stock with a value equal to the Fair Market Value of the shares of Stock on the Taxable Date or the first trading day before the Taxable Date sufficient to satisfy the applicable Tax Withholding Obligation, or may withhold an amount of the Grantee’s current or future compensation in an amount that satisfies such Tax Withholding Obligation.
(c)	Estimated Tax Withholding. Grantee by acceptance of this Stock Grant understands and acknowledges that the withholding taxes to be collected by the Company from Grantee in connection with this Stock Grant pursuant to § 7(b) above are only an estimate of Grantee’s ultimate tax liability in connection with this Stock Grant and that Grantee may be required to pay additional income tax upon filing his or her annual tax return. Grantee by acceptance of this Stock Grant understands that the Company cannot provide Grantee tax advice and that Grantee should consult with his or her tax advisor on such issues.
     § 8. No Right to Continue Service. None of the Plan, this Stock Grant Certificate, or any related material shall give Grantee the right to remain employed by the Company or its Affiliates or to continue in the service of the Company or its Affiliates in any other capacity.
     § 9. Governing Law. The Plan and this Stock Grant Certificate shall be governed by the laws of the State of Delaware.
     § 10. Binding Effect. This Stock Grant Certificate shall be binding upon the Company and Grantee and their respective heirs, executors, administrators and successors.
     § 11. Headings and Sections. The headings contained in this Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stock Grant Certificate. All references to sections in this Stock Grant Certificate shall be to sections of this Stock Grant Certificate unless otherwise expressly stated as part of such reference.
     § 12. Availability of Copy of Plan and Plan Prospectus. A copy of the plan document and prospectus for the ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan are available on the Company’s intranet portal under the “Employee Tools” section, which can be accessed by opening your web browser from your Company desktop or laptop computer. If you like to receive a paper copy of the plan document and/or plan prospectus, please contact:

Kevin M. Klemz
Senior Vice President, Secretary and Chief Legal Officer
ev3 Inc.
9600 54th Avenue North
Plymouth, Minnesota 55442
(763) 398-7000
KKlemz@ev3.net
     § 13. Availability of Annual Report to Stockholders and Other SEC Filings. A copy of the Company’s most recent annual report to stockholders and other filings made with the Securities and Exchange Commission are available on the Company’s internet website, www.ev3.net, under the Investors Relations—SEC Filings section. If you like to receive a paper copy of the Company’s most recent annual report to stockholders and other filings made by the Company with the Securities and Exchange Commission, please contact Kevin M. Klemz at the address, telephone number or e-mail address above.
Grantee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Stock Grant subject to all of the terms and provisions hereof and thereof. Grantee has reviewed this Stock Grant Certificate and the Plan in their entirety, has had an opportunity to obtain the advice of counsel and fully understands all provisions of this Stock Grant Certificate and the Plan.

DATED:	SIGNED
Grantee

Address: